Exhibit 99.2


                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Net Lease Income & Growth Fund XX Limited Partnership (the "Partnership") on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick W. Keene, Chief Financial Officer of AEI Fund
Management  XX,  Inc.,  the  Managing  General  Partner  of   the
Partnership, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                            /s/ Patrick W. Keene
                                Patrick W. Keene, Chief Financial Officer
                                AEI Fund Management XX, Inc.
                                Managing General Partner
                                March 25, 2003